Property and equipment, net	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and equipment, net
Property and equipment, net

	As of December 31,
(in thousands)	2015	2016
Capitalized software and software development costs	€4,517	€7,302
Computer equipment	5,186	8,358
Furniture and fixtures	1,963	2,743
Office equipment	394	1,009
Leasehold improvements	964	1,811
Subtotal	13,024	21,223
Less: accumulated depreciation	5,024	10,096
Construction in process	4,853	35,735
Property and equipment, net	€12,853	€46,862

As of December 31, 2015 and 2016, our internally developed capitalized software development costs, net of accumulated amortization, were €1.9 million and €2.6 million, respectively. For the years ended December 31, 2014, 2015 and 2016 we recorded amortization of capitalized software development costs of €0.2 million, €0.5 million, and €1.2 million, respectively, which is included in technology and content expenses within the consolidated statements of operations.
In June 2015, we signed a contract to build our new future corporate headquarters in Düsseldorf, Germany. The Company was deemed to be the owner of the premises during the construction period under build-to-suit lease accounting guidance under ASC 840. Therefore, a construction-in-progress asset and a related construction financing obligation were recorded on our consolidated balance sheets. The building assets are included in construction in process and will begin depreciating when the costs incurred related to the build out of the headquarters are complete and the normal tenant improvements are ready for their intended use, which is expected to be in 2018.